Earnings per share	12 Months Ended
Dec. 31, 2021
Earnings per share [abstract]
Earnings per share
4.6 Earnings per share
Basic earnings per share (EPS) is calculated by dividing On’s net income or loss for the period by the weighted average number of ordinary shares outstanding during the year. Original share numbers have been multiplied by 1,250 to give effect to the Share Capital Reorganization.
Diluted EPS is calculated by dividing On’s net income or loss for the period by the weighted average number of ordinary shares outstanding during the year plus the weighted average number of ordinary shares that would be issued at conversion of all the dilutive potential ordinary shares into ordinary shares. Dilutive effects arise from equity settled shares from the Company's share-based plans. These shares are included even if the service conditions are not met, or respective performance conditions were fulfilled at the end of the reporting period. The Company excluded 4,982,486 and 9,586,250 shares from the Class A diluted EPS calculation, as the impact of the shares are considered anti-dilutive for the period ending December 31, 2021 and 2020, respectively. Similarly, the Company excluded 8,329,740 shares from the Class B diluted EPS calculation, as the impact of the shares are considered antidilutive for the period ending December 31, 2021.

	2021	2021	2020	2019
	Class A	Class B	Class A	Class A

Weighted number of outstanding shares	264,171,208	241,333,048	265,684,627	233,957,500
Number of shares with dilutive effects	—	—	—	—
Weighted number of outstanding shares (diluted and undiluted)	264,171,208	241,333,048	265,684,627	233,957,500

Net loss (kCHF)	(155,978)	(14,249)	(27,524)	(1,473)
Basic EPS (CHF)	(0.59)	(0.06)	(0.10)	(0.01)
Diluted EPS (CHF)	(0.59)	(0.06)	(0.10)	(0.01)